UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 16, 2006
ICON INCOME FUND TEN, LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50654	35-2193184

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 Fifth Avenue, 4th Floor, New York, New York 10011

(Address of principal executive offices)      (Zip Code)
Registrant’s telephone number, including area code (212) 418-4700

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On October 16, 2006, the manager of ICON Income Fund Ten, LLC. (the “Company”) distributed its Portfolio Overview for the first quarter of 2006 (“Portfolio Overview”) to the members of the Company. A copy of the Portfolio Overview is attached as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
     99.1   First Quarter 2006 Portfolio Overview.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON INCOME FUND TEN, LLC By: ICON CAPITAL CORP., its Manager
Dated: October 17, 2006	By:	/s/ Thomas W. Martin
Thomas W. Martin
Chief Operating Officer